Exhibit 99.1

SAFE HARBOR STATEMENT Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: our ability to sustain and/or surpass the current level of sales of our products, to adapt to changing consumer preferences, and to effectively respond to competitive products and pricing pressures; our ability to implement our growth strategy, including expanding our business in existing and new sectors and achieving profitability within our Alcohol Brands segment; our ability to adapt to the changing retail landscape with the rapid growth in e-commerce retailers and e-commerce websites; our ability to absorb, reduce or pass on to our bottlers/distributors increases in commodity costs, including freight costs; the impact of the current U.S. presidential administration’s policies on our energy drinks due to concerns about sugar-sweetened beverages, particular ingredients, such as food dyes, and the “generally recognized as safe” (GRAS) process; the impact of proposed or adopted domestic and/or foreign legislation to limit or restrict the sale of energy drinks (including the prohibition of the sale of energy drinks to certain demographics, at certain establishments, in certain container sizes or pursuant to certain governmental programs, such as the Supplemental Nutrition Assistance Program (SNAP)); the impact of changes in U.S. trade policies and the threat or imposition of tariffs on, among other things, our supply chain, input costs, inflation or consumer demand for our products; the imposition of new and/or increased excise sales and/or other taxes on our products; our extensive commercial arrangements with The Coca-Cola Company (TCCC) and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; the effects of unilateral decisions by bottlers/distributors and/or retailers on our business, including their distribution and placement of our products, their consolidation, their discontinuation, or restriction of the range of, all or any of our products that they carry, their limitations on the sale or sizes of our products, and/or their devotion of less resources to the sale of our products; changes in the price and/or availability of raw materials and other supply chain issues, such as the availability of products, suitable production facilities and/or co-packing arrangements; possible recalls of our products and/or the consequences and costs of defective production; disruption to our manufacturing facilities and operations related to climate, labor, production difficulties, capacity limitations, regulations or other causes; disruption to and/or lack of effectiveness of our information technology systems, including internal and external cybersecurity threats and breaches; adverse publicity surrounding obesity, alcohol consumption and other health concerns related to our products, product safety and quality; liabilities resulting from legal or regulatory proceedings, government investigations, and/or injunctions; the inherent operational risks presented by the alcoholic beverage industry that may not be adequately covered by insurance or lead to litigation relating to the abuse or misuse of our products; the current uncertainty and volatility in the national and global economy and changes in demand due to such economic conditions, including a slowdown in consumer spending generally; and the impact of military conflicts, including supply chain disruptions, volatility in commodity prices, increased economic uncertainty and escalating geopolitical tensions. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024 and our subsequently filed quarterly reports. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

DISTRIBUTION MONSTER ENERGY PRODUCTS

DISTRIBUTION AFFORDABLE ENERGY PRODUCTS

MONSTER IS NOW DISTRIBUTED IN 138 COUNTRIES AND TERRITORIES. STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 57 COUNTRIES AND TERRITORIES. REIGN IS NOW DISTRIBUTED IN 27 COUNTRIES AND TERRITORIES. AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN 36 COUNTRIES AND TERRITORIES. ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 158 COUNTRIES AND TERRITORIES WORLDWIDE. As of 11/12/2025 DISTRIBUTION

• GlobalData forecasts a 5-year compound annual growth rate (CAGR) of 8.0% of global off-trade retail sales of energy drinks through 2030. GLOBAL ENERGY DRINK FORECAST Source: GlobalData total off trade retail sales and forecast of energy drinks; Extracted 11/26/2025, reflecting current Q2-2025 project cycle (with updated preliminary Q3-2025 USA update) 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Value Sales (in USD) $52.9B $61.1B $66.1B $75.0B $79.8B $87.4B $94.7B $102.7B $111.3B $119.7B $128.2B $ % Chg YA 10.2% 15.5% 8.2% 13.4% 6.4% 9.5% 8.4% 8.5% 8.4% 7.5% 7.1% $52.9B $61.1B $66.1B $75.0B $79.8B $87.4B $94.7B $102.7B $111.3B $119.7B $128.2B GLOBAL OFF-TRADE RETAIL SALES & FORECAST OF ENERGY DRINKS 2020-2030

KEY THEMES & TAKEAWAYS • The global energy drink category remains healthy and is growing. • Monster continues to gain market share in many markets globally. • Monster is well-positioned in this category, with a diverse portfolio appealing to a broad range of consumers. • Our marketing messaging continues to resonate and is focused on growing our core and attracting new consumers. • Innovation is a key contributor to growth, and we maintain a robust new product pipeline. • We are proud of our relationship with the Coca-Cola system.

ROB GEHRING Chief Growth Officer

MEC Value $ Share Leadership 66 Coca-Cola Bottlers 6 Brand Families United States 34.7% Canada 36.3% Source: Nielsen Total US xAOC + Conv 4 weeks ending October 25, 2025 TNA Energy; Nielsen Total Canada All Channels 4 weeks ending November 1, 2025 UNITED STATES AND CANADA

ENERGY DRINKS SPARKLING SOFT DRINKS WATER JUICE/JUICE DRINKS RTD TEA RTD COFFEE SPORT DRINKS $ CHG YA $2.2B $1.8B $327.4M $54.4M -$61.4M -$149.4M -$225.2M $ % CHG YA 10.9% 4.3% 1.3% 0.5% -1.4% -5.9% -2.2% $2.2B $1.8B $327.4M $54.4M -$61.4M -$149.4M -$225.2M TOTAL NON-ALC BEVERAGE BY CATEGORY SPARKLING SOFT DRINKS 36.5% WATER 21.4% ENERGY DRINKS 18.7% JUICE/JUICE DRINKS 9.7% SPORT DRINKS 8.2% RTD TEA 3.4% RTD COFFEE 2.0% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE Source: Nielsen Syndicated db Total US xAOC + Conv 52 weeks ending 11/15/2025 • Over the most recent 52-week period, the U.S. non-alcoholic ready-to-drink beverage market achieved $122 billion in retail sales. BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS, LATEST 52 WEEKS, DOLLAR VOLUME $ SHARE CYA ENERGY DRINKS 1.3% SPARKLING SOFT DRINKS 0.3% RTD TEA -0.2% RTD COFFEE -0.2% JUICE/JUICE DRINKS -0.3% WATER -0.5% SPORT DRINKS -0.5% TOTAL BEVERAGE $ CHG YA $4.0B $ % CHG YA 3.4%

ENERGY DRINKS SPARKLING SOFT DRINKS RTD COFFEE RTD TEA WATER JUICE/JUICE DRINKS SPORT DRINKS UNIT CHG YA 539.2M -25.9M -34.6M -46.5M -106.9M -107.1M -112.1M UNIT % CHG YA 8.4% -0.2% -5.4% -3.1% -1.3% -2.7% -3.5% 539.2M -25.9M -34.6M -46.5M -106.9M -107.1M -112.1M TOTAL NON-ALC BEVERAGE BY CATEGORY • Over the most recent 52-week period, the U.S. market for non-alcoholic ready-to-drink beverages sold 36.3 billion units at retail. Source: Nielsen Syndicated db Total US xAOC + Conv 52 weeks ending 11/15/2025 BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS, LATEST 52 WEEKS, UNIT VOLUME SPARKLING SOFT DRINKS 33.1% WATER 22.9% ENERGY DRINKS 19.2% JUICE/JUICE DRINKS 10.6% SPORT DRINKS 8.5% RTD TEA 4.0% RTD COFFEE 1.7% TOTAL NON-ALC BEVERAGE BY CATEGORY UNIT SHARE UNIT SHARE CYA ENERGY DRINKS 1.4% RTD COFFEE -0.1% RTD TEA -0.1% SPARKLING SOFT DRINKS -0.2% JUICE/JUICE DRINKS -0.3% SPORT DRINKS -0.3% WATER -0.4% TOTAL BEVERAGE UNIT CHG YA 106.1M UNIT % CHG YA 0.3%

Source: Nielsen Total US xAOC + Conv 13 weeks ending 11/15/2025 TNA Energy BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS, LATEST 13-WEEKS Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA Units Shr Units Shr Chg YA TNA ENERGY $6,043,591,564 10.7% 1,806,261,780 7.7% 100.0 0.0 100.0 0.0 MEC $2,074,929,850 9.1% 612,963,098 4.1% 34.3 -0.5 33.9 -1.2 MONSTER $1,738,970,209 12.4% 500,469,706 7.3% 28.8 0.4 27.7 -0.1 RED BULL $1,971,710,758 6.4% 542,523,007 6.0% 32.6 -1.3 30.0 -0.5 CELSIUS $553,350,922 10.9% 183,931,207 12.8% 9.2 0.0 10.2 0.5 ALANI NU $368,078,898 68.6% 96,942,502 52.1% 6.1 2.1 5.4 1.6 GHOST $177,218,112 17.5% 61,688,117 16.8% 2.9 0.2 3.4 0.3 C4 $171,236,767 7.0% 56,228,481 2.3% 2.8 -0.1 3.1 -0.2 5-HOUR $150,766,685 -7.8% 32,744,791 -7.7% 2.5 -0.5 1.8 -0.3 ROCKSTAR $134,610,501 -10.2% 60,335,017 -10.1% 2.2 -0.5 3.3 -0.7 STARBUCKS $119,741,353 0.2% 33,049,619 8.0% 2.0 -0.2 1.8 0.0 BLOOM $82,458,909 936.6% 22,964,599 615.1% 1.4 1.2 1.3 1.1 ALL OTHER $239,488,808 1.5% 102,891,342 -2.0% 4.0 -0.4 5.7 -0.6

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE, LATEST 4-WEEKS Source: Nielsen Total US Conv 4 weeks ending 11/15/2025 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA Units Shr Units Shr Chg YA TNA ENERGY $1,080,849,153 3.8% 340,366,889 1.6% 100.0 0.0 100.0 0.0 MEC $403,552,025 7.0% 127,451,228 2.1% 37.3 1.1 37.4 0.2 MONSTER $327,688,067 10.7% 102,908,326 6.7% 30.3 1.9 30.2 1.5 RED BULL $377,518,153 -3.4% 109,862,860 -4.0% 34.9 -2.6 32.3 -1.9 CELSIUS $85,436,312 13.6% 30,683,183 11.7% 7.9 0.7 9.0 0.8 ALANI NU $35,677,441 85.0% 10,571,121 81.5% 3.3 1.4 3.1 1.4 C4 $35,221,393 -0.6% 11,278,508 -1.7% 3.3 -0.1 3.3 -0.1 GHOST $35,186,577 11.9% 11,505,666 9.8% 3.3 0.2 3.4 0.3 5-HOUR $27,909,604 -8.8% 7,429,920 -8.9% 2.6 -0.4 2.2 -0.3 ROCKSTAR $24,907,612 -11.1% 9,759,784 -13.7% 2.3 -0.4 2.9 -0.5 STARBUCKS $22,221,188 -4.7% 5,636,903 -0.9% 2.1 -0.2 1.7 0.0 BLOOM $2,684,850 0.0% 913,020 0.0% 0.2 0.2 0.3 0.3 ALL OTHER $30,533,999 0.9% 15,274,696 -0.9% 2.8 -0.1 4.5 -0.1

0 5 10 15 20 25 30 35 40 JAN 24 FEB 24 MAR 24 APR 24 MAY 24 JUN 24 JUL 24 AUG 24 SEP 24 OCT 24 NOV 24 DEC 24 JAN 25 FEB 25 MAR 25 APR 25 MAY 25 JUN 25 JUL 25 AUG 25 SEP 25 OCT 25 MEC MONSTER RED BULL CELSIUS ALANI NU GHOST C4 ROCKSTAR Source: Nielsen Total US xAOC + Conv TNA Energy SHARE TRENDS TOTAL U.S. ALL CHANNELS, DOLLAR SHARE

REVENUE GROWTH MANAGEMENT CHANNEL PORTFOLIO CONSUMER PROFITABLE GROWTH

42.0% 36.2% 28.2% 27.9% 19.4% 17.1% 9.8% SSD Sport Drinks RTD Tea JC/JD Water Energy Drinks RTD Coffee AVG 192OZ EQ PRICE % CHG 4YA NARTD PRICING 2022-2025 YTD Source: Nielsen Syndicated database Total US xAOC + Conv YTD ending 11/15/25

POWER OF THE CONSUMER

MEC drives category growth through New Shopper Acquisition!

13% of MEC shoppers are new to the energy drink category, contributing an incremental **$276M in category growth**.

MEC shoppers are highly engaged with the energy drink category, spending 59% more and making 59% more trips than the average category shopper.

Avg. Annual Trips per Household on Energy Drinks



82.9
52.0
MEC Energy Drink Shoppers
Energy Drink Shoppers

Avg. Annual Spend per Household on Energy Drinks



$581.99
$367.12
MEC Energy Drink Shoppers
Energy Drink Shoppers

Source: Numerator Insights Total Commerce 52 weeks ending 10/26/2025 n = 14,575 New MEC Shoppers

Source: Numerator Insights Total Commerce 52 weeks ending 10/26/2025 n = 48,049 MEC Shoppers 2x+ trips

INNOVATION DRIVES OUR CORE Discontinued 2024 Established Innovation 2025 $1,898M $35M $205M -$68M $2,071M 119% of growth Ultra, Juice, and Zero Sugar Q3 Portfolio Contributions to Growth ($M) Source: Nielsen TNA | Total US | Q3 2025 Week Ending 9.27.25

U.S. INNOVATION 2026

MONSTER ENERGY



ULTRA
Wild Passion
Blue Hawaiian
12oz

MONSTER SHOT
Strawberry Shot
ZS Strawberry Shot
16oz

JUICE
Voodoo
Grape
16oz

REIGN
Watermelon
Sour Gummy
16oz

BANG
Lime Pop
Drop
16oz

MONSTER
Zero Sugar
Lando Norris
16oz

ULTRA
Punk Punch
16oz

FULL THROTTLE
Red Apple
16oz

NOS
Grand Prix
Guava
16oz



FLRT
Strawberry
Fling
12oz

FLRT
Guava
Lava
12oz

FLRT
Berry
Tempting
12oz

FLRT
Sunset
Squeeze
12oz

STORM
Guava
Strawberry
12oz

STORM
Tropical
12oz

STORM
Valencia
Orange
12oz

STORM
Harvest
Grape
12oz

NATIONAL LTO LAUNCH
LTO PERIOD: MAY-JUL



ULTRA
Red White
& Blue Razz
16oz

JUICE
Strawberry
Lemonade
16oz

ADDITIONAL INNOVATION UNDER REVIEW

GUY CARLING President of EMEA & OSP

EMEA & OSP EUROPE, MIDDLE EAST AND AFRICA & OCEANIA AND SOUTH PACIFIC • 80 Markets • 19 Bottlers Markets with MEC Share Leadership 14 Brand Families Spain 45.1% Most Recent Data Available: Source: Circana Australia to 10/26/2025; Nielsen data (various EMEA countries) 13 Week periods ending in September 2025 – October 2025 Australia 31.0% Ireland 34.8% Kenya 60.0% Norway 45.4% Portugal 43.2% South Africa 29.1% Greece 38.0% Latvia 35.4%

BEVERAGE LANDSCAPE EMEA & OSP

NON-ALCOHOLIC BEVERAGES SNAPSHOT 2025

TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY
€ SHARE


Sports Drinks 2.4%
Tea 4.5%
Juice 18.3%
SSD 36.6%
Energy 12.9%
Water 25.4%

€ SHARE CHANGE VS PRIOR YEAR	
Sparkling Soft Drinks	-0.3%
Water	+0.1%
Energy Drinks	+0.8%
Juice	-0.5%
Tea	-0.1%
Sports Drinks	-0.1%

TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY (€Bn)


+€1.3
+€1.1
+€1.1
+€0.4
+€0.1
+€0.1
SSD
Water
Energy
Juice
Tea
Sports Drinks

TOTAL BEVERAGES	
€ CHG VS PY	+€4.0
€ % CHG VS PY	+5.7%

	Sparkling Soft Drinks	Water	Energy Drinks	Juice	Tea	Sports Drinks
€ CHG VS PY	+€1.3	+€1.1	+€1.1	+€0.4	+€0.1	+€0.1
€ % CHG VS PY	+4.8%	+6.2%	+11.9%	+3.1%	+3.9%	+3.1%

Nielsen Data YTD to September 2025

CATEGORY & MEC NIELSEN EMEA & OSP

YTD	Energy Category	MEC	Monster	Strategic & Affordable Brands
Value Sales (€)	€15.3bn	€3.8bn	€2.9bn	€823.4m
Value Sales vs Prior Year (€)	+€1.9bn	+€695m	+€537m	+€161m
Value Sales vs Prior Year (%)	+14.4%	+22.7%	+22.4%	+18.1%


Coca-Cola EUROPACIFIC PARTNERS
61%
32%
Coca-Cola HBC
5%
3%
Coca-Cola Beverages Africa

Share of MEC Nielsen € value sales by key bottler

Most Recent Data Available:
Source: Circana Australia to 10/26/2025; Nielsen data (various EMEA countries) YTD ending in September 2025 – October 2025

REGIONAL PERFORMANCE LAST 13 WEEKS NIELSEN € VALUE GROWTH VS PRIOR YEAR Most Recent Data Available: Source: Circana Australia to 10/26/2025; Nielsen data (various EMEA countries) 13 Week periods ending in September 2025 – October 2025 +10.9% +11.1% +24.1% +20.3% +24.5% +23.1% +31.6% +25.7% +26.4% +25.8% +17.1% +43.0% +46.2% Western Europe Eastern Europe Africa & Middle East Oceania Total Energy Total MEC Monster MEC Affordable Brands

Most Recent Data Available: Source: Circana Australia to 09/28/2025; Nielsen data (various EMEA countries) 13 Week periods ending in August 2025 – October 2025 Others* = Lucozade, Hell, V, Fearless, Rockstar, Celsius and Sting combined COMPETITIVE OVERVIEW EMEA & OSP 24.6% 19.1% 4.0% 1.6% 33.4% 3.4% 2.3% 1.8% 1.3% 0.6% 0.5% 0.4% Total MEC Monster Strategic Brands Affordable Brands Red Bull Lucozade Hell V Fearless Rockstar Celsius Sting +15.7% +13.1% +12.0% +22.3% +24.4% +23.8% +20.8% +26.5% +26.8% +12.1% +10.1% +9.8% +12.8% +8.2% +5.7% Last 12 Months Last 13 Weeks Last 4 Weeks Total Energy Total MEC Monster Red Bull Others* € Value Share Last 13 Weeks € Value Sales vs Prior Year %

MEC PORTFOLIO EMEA & OSP Most Recent Data Available: Source: Circana Australia to 10/26/2025; Nielsen data (various EMEA countries) 12 Month periods ending in September 2025 – October 2025 MONSTER CORE ADDITIONS ULTRA JUICED AFFORDABLE BRANDS STRATEGIC BRANDS Unit sales, last 12 months Monster 62% Strategic Brands 19% Affordable Brands 19%

Recruit New consumers Over 1/4 of energy drinkers have entered the category in the last 12 months 31% of Monster consumers are new to the category over the last 12-months Repeat Purchase frequency Monster consumers drink more frequently than the category average 30% of Monster drinkers consume over 4x per week vs category 26% 31% Recent 28% Recent 69% Established 72% Established Monster Energy Category Retain Through choice ~2/3 of Monster first-time consumers drink Monster original, ~1/3 drink flavors Monster first-time consumers are split ~50% full sugar and ~50% zero sugar Choice in flavor and zero drives retention in the category 63% 37% 51% 49% 57% 43% 45% 55% Original Flavored Full Sugar Zero Sugar What did you first drink What do you regularly buy now? 26% 30% 21% 21% 20% 19% 33% 30% Category Monster >4x per week >3x per week 1x per week Less often CONSUMER INSIGHTS EMEA & OSP Toluna U&A Study commissioned by MEC for the period April / May 2025 covering 26 markets

Energy is consumed across all day parts Monster consumption over-indexes relative to the category Energy used for multiple occasions Monster over-indexes Relax at home 30% 32% With food 29% 33% Gaming 18% 24% Travelling & on-the-go 52% 56% Working / Studying 34% 39% Workout / Sports 40% 44% Social occasions 33% 37% Hobby or leisure activity 17% 21% ENERGY CONSUMPTION OCCASIONS EMEA & OSP Toluna U&A Study commissioned by MEC for the period April / May 2025 covering 26 markets

• Monster Valentino Rossi Zero Sugar available in 12 markets Q3 YTD • 1 further market in Q4, 17 more markets in 2026 Q1- Q3 2025 innovation launches (189) JUICED: 50 STRATEGIC : 23 ULTRA: 59 CORE: 5 ADDITIONS : 52 • Ultra Strawberry Dreams available in 40 markets Q3 YTD • L13W Nielsen Value Sales €27.3m • 10% of L13W Monster Value Sales growth • Monster Juiced Rio Punch available in 34 markets Q3 YTD • L13W Nielsen Value Sales €32.8m • 17% of L13W Monster Value Sales growth Nielsen Data to August 2025 – October 2025 INNOVATION EMEA & OSP

Platform Lead SKUs Value +26.4% L13W 38% 62% Nielsen value contribution to growth L13W 2025 Innovation Existing SKUs Nielsen Data to August 2025 – October 2025 PERFORMANCE OF EXISTING SKUs EMEA & OSP

GROWTH OF ULTRA & JUICED PLATFORMS EMEA & OSP

Monster Ultra L13W Value Sales Growth vs. PY



+5%
+9%
+9%
+26%
+35%
+42%
+47%
Q1 '24
Q2
Q3
Q4
Q1 '25
Q2
Q3



fitness_related_username
"Why did humans stop creating wonders?"
We didn't.

Monster Juiced L13W Value Sales Growth vs. PY



+17%
+21%
+23%
Q1 2025
Q2 2025
Q3 2025





POV: Me meal prepping for the week



when they say "bring the energy"



MONSTER ULTRA:

- L13W Value Sales +46.8% vs. PY
- 53% of total Monster L13W Value Sales growth
- 6.5% Value Share L13W (+1.5ppts vs. PY)

MONSTER JUICED:

- L13W Value Sales +23.0% vs. PY
- 27% of total Monster L13W Value Sales growth
- 5.6% Value Share L13W (+0.5ppts vs. PY)

Nielsen Data to September 2025 – October 2025

6,178 4,867 5,519 16,563 July August September Q3 '25 Nielsen value sales (€000s) • Lando Norris Zero Sugar available in 27 markets Q3 YTD • 8% of Monster L13W Value Sales growth • 19% of total NPD Value Sales in L13W across EMEA & OSP • 8 further markets to launch in Q4 2025 • 26% consumers new to Energy • 33% consumers are new to Monster Brand Nielsen Data to September 2025 – October 2025 LANDO NORRIS AVAILABLE IN 27 MARKETS EMEA & OSP

WESTERN EUROPE*

Monster in the FMCG Top 10 brands (Western Europe)

Top 10 FMCG Brands, ranked on Absolute Sales Growth (€M)

Ranking Value €	Brand	Growth (€M)
1	Monster	+268
2	Red Bull	+266
3	Coca Cola	+249
4	Lindt	+147
5	Milka	+132
6	Pepsi	+129
7	Magnum	+127
8	Kinder (Ferrero)	+119
9	Lu (Mondelez)	+106
10	Cadbury	+98

- Monster is now the 5th largest FMCG brand, ahead of Pepsi, Heinz, Heineken and Fanta
- Monster is the fastest growing FMCG brand in Europe, and is the biggest contributor to growth

- MEC 29.2% € Value Share in Western Europe
- MEC No. 1 Value Share in Spain, Portugal and Norway
- Driving Share through Multi-Channel Availability and Retail Space Gains



Burger King, Portugal



Carrefour, France


ENERGY ZONE

Energy Zone, Belgium

MEC & Monster Value and Volume Sales growing ahead of Red Bull & the Category in L13W


+24.5%
+25.7%
+8.6%
+10.9%
+21.5%
+22.3%
+5.9%
+8.8%
Value
Volume
MEC
Monster
Red Bull
Energy

*Source: NielsenIQ Strategic Planner YTD Data to WE 07/09/2025 Countries included are DE, GB, ES, FR, BE, NL SE, PT & NO. Nielsen syndicated category definitions. Includes top 20 Fast Moving Consumer Goods brands on value sales over the last MAT at a Total Europe level

Most Recent Data Available:
Source: NielsenIQ data (various EMEA countries) [13 week] periods ending in September 2025 – October 2025

Most Recent Data Available: 34 Source: NielsenIQ data (various EMEA countries) [13 week] periods ending in September 2025 – October 2025 € Value Sales vs Prior Year Poland +12.7% +13.8% +13.0% +25.8% +27.3% +27.2% L52W L13W L4W Energy Monster 15.6% 18.1% 19.7% 23.5% Jan-23 Apr -23 Jul-23 Oct-23 Jan-24 Apr -24 Jul-24 Oct-24 Jan-25 Apr -25 Jul-25 Oct-25 Monster Value Share L13W(1) • Monster #1 Contributor to Energy Category Growth: driving 45% of total Energy $ growth vs PY +19.8% +14.5% +16.5% +10.4% +13.5% +8.7% Value Volume Nielsen 2025 YTD Value Sales Growth Monster Red Bull Energy • MEC YTD 2025 Value Share in Great Britain 36.3%; +1.7 ppts vs. PY • Monster is the largest contributor to Energy YTD 2025: 47.9% of Value growth and 56.3% of Volume growth Great Britain Australia South Nigeria Africa Kenya Egypt Energy Category Last 13 Weeks € MEC € Share +41.2% 28.5% #2 29.1% #1 +14.3% 60.0% #1 +8.4% 18.2% #2 +60.2% Africa DRIVING ENERGY ACROSS MARKETS EMEA & OSP

PREDATOR CONTINUES TO GAIN SHARE IN AFRICA

- MEC Portfolio is the leader in Africa with Predator, the leading brand in Value Sales in Africa
- Predator is the leading brand in Kenya and gaining share in Nigeria, Egypt and Morocco

	Key Brands in Africa	L4W Value Share	Change
	MEC Portfolio	28.3%	+0.2 ppt
1.	Predator	16.4%	+1.9 ppt
2.	Fearless	14.5%	-0.9 ppt
3.	Red Bull	12.8%	-0.3 ppt
4.	SupaKomando	9.4%	+1.5 ppt
5.	Monster	8.5%	-0.8 ppt

- The Energy Category Volume L52W vs 2YA is up +24% in South Africa, +51% in Nigeria and +307% in Egypt

Per Capita Consumption Evolution for Key African Markets (500ml Serving)


11.5
11.9
14.0
5.0
6.0
7.2
0.8
2.1
3.3
South Africa
Nigeria
Egypt
L52W 2YA
L52W YA
L52W TY

Predator Football Strategy: Global Asset + Local Ambassadors resonating with Consumers in Africa


OFFICIAL
ENERGY DRINKS
PARTNER


OFFICIAL ENERGY DRINKS PARTNER

Most Recent Data Available:
Source: Nielsen data (South Africa, Kenya, Egypt, Morocco and Nigeria) various periods ending in September 2025 – October 2025. Predator sales also include Fury sold in Egypt. PCC consumption based on extrapolated Nielsen data of 500ml servings

360o LEVERAGE OF F1: McLAREN & LANDO NORRIS EMEA & OSP

EMELIE TIRRE Chief Commercial Officer

Top Brands • 41 Markets • 36 Coca-Cola Bottlers LATIN AMERICA Excluded Brands: Java, Reign & Reign Storm in PR, Full Throttle in Trinidad & Tobago Source: Nielsen Retail Index YTD Oct‘25 BR MX CL AR/ September ‘25 UY PY/ August-September ‘25 PR Markets with MEC Value $ Share Leadership YTD Brazil: 43.8% Argentina: 52.8% Puerto Rico: 32.0% Paraguay: 72.8% Uruguay: 77.7% Mexico: 37.8%

12.4% 11.1% 14.1% 21.6% 13.3% 9.1% 7.3% 16.9% NARTD TOTAL SPARKLING SOFT DRINKS WATER ENERGY DRINKS RTD TEA JUICE/JUICE DRINKS RTD COFFEE SPORT DRINKS PERFORMANCE BY CATEGORY $ CAGR (2020-2025) SPARKLING SOFT DRINKS 66.1% WATER 17.3% ENERGY DRINKS 7.7% SPORT DRINKS 4.5% RTD TEA 2.4% JUICE/JUICE DRINKS 1.8% RTD COFFEE 0.2% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE • In 2025, the Latin American market for non-alcoholic ready-to-drink beverages is forecasted to generate ~$144 billion in retail sales. Source: Global Data 2025 | Off-Premise & On-Premise | Total LATAM | USD Constant Prices | Data published July 2025 BEVERAGE LANDSCAPE LATAM

LATAM ENERGY CATEGORYTOTAL LATAM ALL CHANNELS, 2025, VALUE SALES (USD) Source: Global Data 2025 | Off-Premise & On-Premise | Total LATAM | USD Constant Prices | Data published July 2025 Source: Nielsen YTD October Segment Mix | $ Sales | Total LATAM: BR, MX, CL, AR, GT, CR, HN, SV, PA, NI, CO, EC ENERGY DRINK PER CAPITA CONSUMPTION IN NUMBER OF 8 OZ SERVINGS ENERGY DRINK CATEGORY BY SEGMENT $ SHARE ENERGY DRINK CATEGORY IN BILLIONS OF USD $ 12 12 31 54 LATAM APAC EMEA US Premium 63.6 Affordable 36.4 3 5 6 8 10 11 2020 2021 2022 2023 2024 2025 (f) CAGR 2020-25: +21.6%

PREMIUM ENERGY SEGMENT LATAM

% VALUE SHARE WITHIN PREMIUM ENERGY DRINK SEGMENT



Monster
Red Bull
55%
45%
78%
15%
56%
11%
60%
36%
Brazil
Mexico
Argentina
Total LATAM

LEAD SKUS BY BRAND FAMILY

CORE



ULTRA



JUICE



IN-TRADE EXECUTION & ACTIVATION

By year-end 2025, LATAM will have over 100K coolers placed in trade



BRAZIL



MEXICO



ARGENTINA

MARKETING PLATFORMS



WARZONE MOBILE

BRAZIL



GANAR
YAMAHA
GANAR
DOBLES VIP

MEXICO



GANA
SILLAS GAMER

ARGENTINA

Source: Nielsen YTD October Segment Mix | $ Premium Sales | Total LATAM: BR, MX, CL, AR, GT, CR, HN, SV, PA, NI, CO, EC

BRAZIL ENERGY DRINK CATEGORY

MONSTER MAINTAINS $ SHARE LEADERSHIP 43.8%

PRODUCT PORTFOLIO

YTD SOV ($)	Core	Ultra	Juice	2025 Innovations
	25.7%	**9.7%**	**7.7%**	



CATEGORY GROWTH DRIVEN BY MONSTER


Total Category
+18.1%
Monster
+19.2%
Red Bull
+16.6%
% VALUE GROWTH VS. PY

GROWTH IN ENERGY DRINK CONSUMPTION

- Energy Drinks in 2025 make up 11% of NARTD.
- 2025 energy drink per cap consumption **+2.2** vs PY


ENERGY DRINKS PER CAPITA CONSUMPTION
IN NUMBER OF 8 OZ SERVINGS
12
BRAZIL
12
LATAM
12
APAC
31
EMEA
54
US

Source: Nielsen YTD October 2025 | $ Sales | Brazil | Monster Tea and Reign not shown (0.7 share)

Source: LATAM Per Cap Consumption – CATMAN Nielsen L12M & Global Data 2025 Regional Data

MEXICO ENERGY DRINK CATEGORY Source: Nielsen YTD October 2025 | $ Sales | Mexico Source: LATAM Per Cap Consumption – CATMAN Nielsen L12M & Global Data 2025 Regional Data CATEGORY GROWTH DRIVEN BY BOTH MONSTER & PREDATOR MONSTER MAINTAINS YTD $ SHARE LEADERSHIP 31.4% GROWTH IN ENERGY DRINK CONSUMPTION MONSTER PORTFOLIO % VALUE GROWTH VS. PY • Energy Drinks in 2025 make up 6% of NARTD and it is the fastest-growing category. +5.3% +0.8% +17.4% +16.5% +7.6% Volt Red Bull Predator Monster Total Category 10 12 12 31 54 MEXICO LATAM APAC EMEA US ENERGY DRINKS PER CAPITA CONSUMPTION IN NUMBER OF 8 OZ SERVINGS 22.6% Core 6.9% Ultra 1.9% Juice 2025 Innovation PREDATOR $ SHARE GAINING RELEVENCE 6.4% YTD SOV ($) + 5.3% Core 1.1% Flavors 2025 Innovation PREDATOR PORTFOLIO AFFORDABLE SEGMENT BRAND $ SHARE +0.1% Volt 38% +2.9% Amper 34% - 3.5% Vive 100 16% +1.1% Predator 11% + / - PP vs PY +

PHILIPPE WOTHKE Chief Commercial Officer, APAC

Source: Intage Japan Convenience channel YTD through 10/31/24; Nielsen Korea Total Korea Offline YTD thru 10/31/2024. Value share. CHIN A APAC • 18 Markets • 8 Bottlers / Distributor Groups 5 Brand Families Japan: 58.6% South Korea 50.1% Markets with MEC Value $ Share Leadership YTD

TOTAL NON-ALCOHOLIC BEVERAGE CATEGORY PERFORMANCE BY CATEGORY $ SHARE • In 2025, the Asia Pacific market for non-alcoholic ready-to-drink beverages is forecasted to generate ~$330 billion in retail sales. Source: GlobalData (formerly known as Canadean) Annual Data published July 2025. (SSD: Sparkling Soft Drinks, Water: Packaged Water). 3.1% 11.7% 6.0% 10.0% 11.0% 13.0% Iced/RTD Coffee Energy Drinks Still Drinks Iced/RTD Tea Water SSD $ CAGR (2020-2025) SSD 26% Water 21% Iced/RTD Tea Drinks 14% Still Drinks 13% Energy Drinks 9% Iced/RTD Coffee Drinks 5% Sport Drinks 3% Value Added Water 3% Juice 6% BEVERAGE LANDSCAPE APAC

ENERGY DRINK PER CAPITA CONSUMPTION IN NUMBER OF 8 OZ SERVINGS ENERGY DRINK CATEGORY BY SEGMENT $ SHARE ENERGY DRINK CATEGORY IN BILLIONS OF USD $ APAC ENERGY CATEGORYTOTAL APAC ALL CHANNELS, 2025, VALUE SALES (USD) Source: GlobalData (formerly known as Canadean) Annual Data published July 2025. 12 54 38 APAC USA WEST EUROPE CAGR 2020-25: +11.7% Premium 6% Affordable Carbonated 26% Affordable Non-Carbonated 68% 19 20 22 25 29 33 2020 2021 2022 2023 2024 2025(f)

Source: Year-To-Date by end of September or October as available; Value Share • Intage / Nielsen: Japan (CVS), Turkey / India / South Korea (Total Offline), Taiwan / Hong Kong / Singapore / Malaysia (Modern Trade) • GlobalData / MEC Internal Estimate: China, Kazakhstan and Vietnam IN-TRADE EXECUTION & ACTIVATION MARKETING PLATFORMS JAPAN SOUTH KOREA INDIA TURKEY % VALUE SHARE WITHIN PREMIUM ENERGY DRINK SEGMENT PORTFOLIO – LEAD SKUS BY BRAND FAMILY CORE ULTRA JUICE CHINA INDIA SOUTH KOREA TURKEY 59% 17% 90% 22% 91% 14% 49% 99% 50% 66% 71% 37% 83% 10% 78% 9% 77% 51% 1% 50% 34% 29% JAPAN TURKEY CHINA INDIA SOUTH KOREA KAZAKHSTAN TAIWAN VIETNAM HONG KONG MALAYSIA SINGAPORE MEC RED BULL EUROPE PREMIUM ENERGY SEGMENT APAC

JAPAN ENERGY DRINK CATEGORY CATEGORY GROWTH DRIVEN BY MONSTER MONSTER MAINTAINS LEADERSHIP CATEGORY HAS POTENTIAL FOR GROWTH PRODUCT PORTFOLIO % VALUE GROWTH VS. PY ENERGY DRINKS PER CAPITA CONSUMPTION IN NUMBER OF 8 OZ SERVINGS • Energy drink category is 6% of total NARTD • Energy drink per cap consumption is 7.4 servings (8oz) 2025 Innovations Source: Intage Japan Convenience channel YTD through 10/31/24 3.5% 4.0% 1.4% Energy Drinks Category MEC (Monster & Reign Storm) Red Bull 7.4 12 54 38 JAPAN APAC USA WEST EUROPE

JAPAN MONSTER OVERVIEW GROW THE ENERGY DRINK CATEGORY AS SHARE LEADER DRIVE FREQUENCY AMONG LIGHT USERS THROUGH COUPON PROMO EXPANDED MARKETING PLATFORMS TO RECRUIT NEW USERS INNOVATIONS TO TAP INTO NEW USER SEGMENTS GROW BUSINESS THROUGH NON-CVS CHANNELS On-Premise Supers Vending Reign Storm 250ml CAN (2 flavors) Targeting Drug/Quasi Shelf & Female Users Baseball Activations Music Festival Sponsorships … New Reign Storm Flavors in 2026

CHINA ENERGY DRINK CATEGORY ENERGY DRINK CATEGORY LARGELY IN AFFORDABLE NON-CARBONATED SEGMENT Premium 1% Affordable Non-Carbonated 99% WE REMAIN OPTIMISTIC ABOUT THE PROSPECTS FOR OUR BRANDS IN CHINA. CAGR 2020-25: +5.1% • Energy drink category is 5% of total NARTD • Energy drink per capita consumption is 16 servings (8oz) Source: GlobalData (formerly known as Canadean) Annual Data published July 2025. Source: MEC annual shipments sales (2020-2024 actual, 2025 latest forecast) 11.2 11.0 10.2 11.1 12.6 14.4 2020 2021 2022 2023 2024 2025 ENERGY DRINK CATEGORY IN BILLIONS OF USD $

CHINA MONSTER OVERVIEW MONSTER IN-TRADE EXECUTION MARKETING ACTIVATION PREDATOR IN-TRADE EXECUTION PORTFOLIO PORTFOLIO MARKETING ACTIVATION 500mL PET 330mL CAN Build Rate Of Sales Targeting Blue-Collar Consumers Modern Trade Display E-Commerce Full Case Convenience Store Rack General Trade Cooler Street Basketball Skating General Trade Hang Rack Modern Trade Display Bottler Distribution Drive

INDIA ENERGY DRINK CATEGORY Source: GlobalData (formerly known as Canadean) Annual Data published July 2025. Category Segmentation based on Nielsen’s YTD Sept 2025 ENERGY DRINK CATEGORY IN BILLIONS OF USD MARKETING PLATFORMS DISTRIBUTION & EXECUTION MONSTER BUSINESS Affordable 56% of ED Premium 27% of ED Mid-Tier 17% of ED CATEGORY WEIGHT BY SEGMENT IN RETAIL VALUE MEC Value Share Predator PET 1% Segment Share Predator CAN 16% Segment Share Monster 22% Segment Share Modern Trade Displays General Trade Activation Motorsports / 2-Wheels E-Sports / Gaming Street Cricket Blue-Collar / Factory • 2020-2025 CAGR: +67% | Energy Drinks hit ~200 million UC • Energy Drinks less than 4% of total NARTD • Energy Drinks Per Capita Consumption in 2024: 3.6 servings (8oz) % Weight in Value ENERGY DRINKS IN BILLION USD $ 0.3 0.8 1.6 2.8 3.6 4.2 2020 2021 2022 2023 2024 2025

DAN McHUGH Chief Marketing Officer

PORTFOLIO ADVANTAGE MONSTER ENERGY MONSTER ULTRA JAVA MONSTER NOS REIGN REIGN STORM BANG BURN MOTHER PREDATOR

BRAND OBJECTIVES GROW THE CORE ATTRACT NEW CONSUMERS

PREMIUM PARTNERSHIPS SuperMotocross

GLOBAL REACH

BRAND AMBASSADORS

MONSTER ENERGY



ICE CUBE
MUSIC & LIFESTYLE ICON



TIGER WOODS
GOLF LEGEND


NIKE
ROXY

CHLOE KIM
SNOWBOARD CHAMPION



LANDO NORRIS
F1 MCLAREN DRIVER



RAYSSA LEAL
SKATE PRODIGY



NYJAH HUSTON
STREET SKATE LEGEND


BUSCH

TY GIBBS
NASCAR DRIVER



BRITTANY FORCE
2X NHRA TOP FUEL CHAMPION



ROB GRONKOWSKI
4X SUPERBOWL CHAMPION


UNI QLO
VISA

AYUMU HIRANO
OLYMPIC GOLD MEDALIST

LUKE KUECHLY NEW AMBASSADORS DRUSKI MAXX CROSBY ZAC BROWN CREATOR / MUSICIAN / COMEDIAN NFL PLAYER COUNTRY MUSIC ARTIST GRAMMY AWARD WINNER FORMER NFL PLAYER

LANDO NORRIS LAUNCH AND POP-UP AUSTIN, TX - F1

RETAIL EXECUTION – U.S. INNOVATION LOYALTY PROGRAMS GAMING

RETAIL EXECUTION – INTERNATIONAL UFC F1 MOTOGP BRAZIL AUSTRALIA HUNGARY

RETAIL EXECUTION – STRATEGIC BRANDS NOS BURN MOTHER UNITED STATES EUROPE AUSTRALIA

MARKETING – STRATEGIC BRANDS MOTORSPORTS MUSIC AUSTRALIAN DNA

AFFORDABLE ENERGY MARKETS MARKETS Afghanistan Algeria Azerbaijan Botswana China Comoros Eswatini Ethiopia Ghana India Iraq Jordan Kenya Lesotho Mexico Morocco Mozambique Namibia Nigeria Philippines Poland Saudi Arabia South Africa Turkey Uganda Zambia Zimbabwe Bolivia Costa Rica Ecuador Egypt El Salvador Guatemala Honduras Nicaragua Peru

AFFORDABLE ENERGY LATAM CHINA INDIA

AFFORDABLE ENERGY

AFFORDABLE ENERGY MARKETING STREET CRICKET INDIA SOCCER PITCH BRANDING MEXICO GLOBAL ASSET CHELSEA FOOTBALL CLUB CONSUMER PROMOTION NIGERIA IN STORE ACTIVATION CHINA CHINA

ATTRACT NEW CONSUMERS FEMALE CONSUMERS 12oz CANS SAMPLING

GAMING THE MOST POPULAR GAME, TEAMS, STREAMERS & EVENTS OPTIC THE MOST POPULAR GAME EVENTS LVNDMARK SWEEETTAILS TEEP AMBASSADORS

MUSIC MUSIC & LIFESTYLE RECRUITS NEW CONSUMERS & GROWS OUR BASE ARTISTS & AMBASSADORS EVENTS CONTENT

SOCIAL 54.1M SOCIAL FOLLOWERS 1.8B SOCIAL IMPRESSIONS Source: Brandwatch and Native Platforms as of 10/31/2025 | YTD | 1/1/2025 - 10/31/2025 Property: Reign Storm, Monster Energy, Monster Army, Nos Energy, Reign Body Fuel, Full Throttle Energy, Monster Girls, Bang Energy, Monster Music, Monster Gaming | Network: (Multiple Networks)

PORTFOLIO EXPANSION ULTRA STORM FLRT

ULTRA MOMENTUM

ULTRA MOMENTUM IN STORE ACTIVATION CAMPAIGN

STORM

Meet your new crush in a can, get ready to with energy.

GLOBAL ICON A WORLD-CLASS AMBASSADOR ROSTER 550+ GLOBAL AMBASSADORS INDUSTRY LEADING SPONSORSHIPS ONE OF ENERGY’S MOST DIVERSE BRAND PORTFOLIO RELENTLESS INNOVATION FOR A RAPIDLY EVOLVING CONSUMER WORLD

LINE EXTENSIONS NEW ENTRIES 10% ABV 19.2oz Beer extensions & Seasonal Rotations Tex - Mex Lager Spirit RTD 4.5% ABV MONSTER BREWING COMPANY 2026 INNOVATION

MIKE RODRIGUEZ Chief Operating Officer

MONSTER END TO END NETWORK Our supply chain is complex, interconnected, and built for speed — requiring advanced technologies and data-driven decisioning to operate efficiently at scale CUSTOMER CHANNELS NEW PRODUCT DEVELOPMENT DEMAND & SUPPLY PLANNING INNOVATE & PLAN SOURCE MAKE FULFILL TO MARKET Inbound Logistics Procurement & Supplier Management Manufacturing & Internal Quality Warehouse & Inventory Primary mile Middle mile Last mile Sell out & Consumption Market insights, Innovation & Planning END CONSUMERS MEC WAREHOUSE/DC MEC SUPPLIERS MEC PLANTS + CO-PACKERS Release Forecast & New Products Global Quality Control Invoicing & Billing High-velocity Logistics network, moving product across 4 regions Diversified 3PL Network Enabling Scalable Production & Fulfillment Global multi-tier sourcing Robust Network of Suppliers Fast Moving, Innovation-Led Portfolio Refresh Distributors (Domestic & International)

CUSTOMER CHANNELS INNOVATE & PLAN SOURCE MAKE Procurement & Supplier Management Manufacturing & Internal Quality Warehouse & Inventory Distributors (Domestic & International) Sell out & Consumption Market insights, Innovation & Planning MEC WAREHOUSE/DC SUPPLIERS MEC PLANTS + CO-PACKERS Global Quality Control Invoicing & Billing INNOVATION & DIGITAL TRANSFORMATION: Connecting customer insights, product data, planning, sourcing, manufacturing and delivery into one digitally integrated supply chain. Improvement in any node journey unlocks momentum across others creating a systematic engine of growth. NEW PRODUCT DEVELOPMENT DEMAND & SUPPLY PLANNING Release Forecast Inbound Logistics Primary mile Middle mile Last mile & New Products MONSTER END TO END NETWORK Transforming Business for the next stage of growth END CONSUMERS MEC FULFILL TO MARKET